UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

BLUE RIDGE BANKSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-39165	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1807 Seminole Trail
Charlottesville, Virginia	22901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 743-6521

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No par value	BRBS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On December 21, 2023, Blue Ridge Bankshares, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Kenneth R. Lehman, Castle Creek Capital Partners VIII, L.P. (“Castle Creek”), other institutional investors and certain directors and executive officers of the Company (each, a “Purchaser” and collectively, the “Purchasers”) pursuant to which the Company has agreed to issue and sell to the Purchasers (i) 60 million shares (the “Shares”) of the Company’s common stock, no par value (the “Common Stock”), at a purchase price of $2.50 per Share and (ii) warrants to purchase approximately 29.4 million shares of Common Stock (the “Warrant Shares”) at an exercise price of $2.50 per share (the “Warrants”) in a private placement (the “Private Placement”), for gross proceeds of $150,000,000. The Company will issue Warrants to each Purchaser other than the Company’s directors and executive officers who are participating in the Private Placement. The Private Placement is subject to closing conditions, including approval of the Company’s shareholders, and is expected to close in March 2024.

The Company plans to use the net proceeds from the Private Placement for general corporate purposes and to reposition business lines, support organic growth and enhance capital levels of Blue Ridge Bank, National Association (the “Bank”).

The obligations of the Company and the Purchasers to consummate the Private Placement pursuant to the Securities Purchase Agreement are subject to the satisfaction or waiver of certain closing conditions, including receipt of shareholder approval of (i) an amendment to the Company’s articles of incorporation to increase the number of authorized shares of Common Stock to at least 150,000,000 shares and (ii) the issuance of the Shares, the Warrants and the Warrant Shares pursuant to applicable listing standards of the NYSE American. Additionally, the closing of the Private Placement is conditioned on (1) receipt by Mr. Lehman and Castle Creek of any required bank regulatory approvals, waivers or non-objections, (2) the Shares and Warrant Shares having been authorized for listing on the NYSE American market, (3) the Purchasers having remitted an aggregate of at least $130 million (including at least $3.1 million by directors and executive officers of the Company), and (4) the Bank complying with certain minimum capital requirements.

Pursuant to the terms of the Securities Purchase Agreement, Castle Creek will be entitled to designate two individuals to be appointed to the Company’s and the Bank’s boards of directors, effective as of closing of the Private Placement. This right will continue for as long as Castle Creek, together with its respective affiliates, owns, in the aggregate, 9.9% or more of the outstanding shares of the Company’s Common Stock. In the event that Castle Creek’s ownership falls below 9.9%, but is at least 4.9%, of the outstanding shares of the Company’s Common Stock, Castle Creek’s board designation rights will continue with respect to one board representative member. In the event Castle Creek’s ownership falls below either of the foregoing thresholds, its rights to designate such board representatives automatically will be assigned to Mr. Lehman, provided that he then holds the required ownership levels.

In addition, Mr. Lehman may, but is not required, to designate an additional individual to be appointed to the Company’s and the Bank’s boards of directors for as long as he owns at least 4.9%, of the outstanding shares of the Company’s Common Stock.

In connection with the Company’s annual meeting of shareholders first following the closing of the Private Placement, the Company will take appropriate actions to reduce the size of the Company’s and the Bank’s boards of directors to 12 members, including Castle Creek’s two representatives above, or 13 members, if Mr. Lehman also exercises his right to designate a board member.

Following closing of the Private Placement, the Company, Mr. Lehman and Castle Creek will work together to identify specific work-out assets and develop and adopt a mutually agreeable asset resolution plan pursuant to which the Company will accelerate its work-out strategy with respect to those identified assets.

Purchasers who own at least 9.9% of the issued and outstanding Common Stock of the Company will receive gross-up rights to acquire from the Company any equity or equity-linked securities (with certain exceptions) offered by the Company in order to enable such Purchaser to maintain its proportionate Common Stock interest in the Company as immediately prior to such issuance.

Subject to certain limitations, the Company will indemnify each Purchaser and certain related parties of each Purchaser against losses in connection with breaches of the Securities Purchase Agreement and the other documents contemplated therein by the Company or in connection with the transactions contemplated by the Securities Purchase Agreement. Subject to certain limitations, each Purchaser will indemnify the Company and its affiliates and certain related persons against losses in connection with breaches of the Securities Purchase Agreement and the other documents contemplated therein by such Purchaser.

Piper Sandler & Co. (the “Placement Agent”) served as placement agent with respect to the Private Placement. At closing, the Company will pay a fee to the Placement Agent in connection with the Private Placement.

Warrants

Pursuant to the Securities Purchase Agreement, at the Closing, the Company shall issue the Warrants to the Purchasers other than directors and executive officers of the Company. The Warrants are exercisable at any time after issuance, and from time to time, in whole or in part, until the fifth anniversary of the date of issuance of the Warrant.

Holders may exercise their Warrants by paying the exercise price in immediately available funds to the Company or, in certain circumstances, through a “cashless exercise” whereby the holder of the Warrant forfeits shares of Common Stock under the Warrant in lieu of paying the exercise price. The Warrants contain certain anti-dilution price protection and are exercisable into shares of Common Stock.

Registration Rights Agreement

At the Closing, the Company and the Purchasers will enter into a Registration Rights Agreement, the form of which is attached to the Securities Purchase Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company shall register for resale the Shares and the Warrant Shares (collectively, the “Registrable Securities”). The Company has agreed to file a registration statement registering the Registrable Securities for resale by the Investors no later than 30 days following the Closing Date. The Company shall use its commercially reasonable efforts to cause such registration statement to be declared effective by the Commission and to keep such registration statement effective until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the holders thereof and (ii) the date on which all Shares and Warrant Shares cease to be Registrable Securities.

If the Company fails to file the registration statement or have it declared effective by certain deadlines, if the registration statement ceases to remain effective, subject to specified grace periods, or if the Company fails to satisfy the current public information requirement of Rule 144(c)(1) under the Securities Act of 1933, as amended (the “Securities Act”) then the Company will pay monthly liquidated damages to the holders of Registrable Securities in an amount of one percent (1.0%) of the aggregate purchase price paid by such Holder pursuant to the Securities Purchase Agreement for any unregistered Registrable Securities then held by such Holder, subject to certain caps and limitations. The Company will pay all fees and expenses incident to the Company’s performance of its obligations under the Registration Rights Agreement, excluding (with certain exceptions) any underwriting discounts, selling commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals and all legal fees and expenses of legal counsel for any Holder. The Company and the Purchasers agreed to provide each other with certain indemnification and contribution rights.

The foregoing descriptions of the Securities Purchase Agreement, the Warrant and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Securities Purchase Agreement and the form of Warrant and the form of Registration Rights Agreement included as exhibits therein, copies of which are filed as, or contained in, Exhibit 10.1 hereto, and incorporated herein by reference.

The representations, warranties and covenants of the Company set forth in the Securities Purchase Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Securities Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the Company and the Purchasers instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties, unless otherwise specified therein, were made only as of the date of the Securities Purchase Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Securities Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Based in part upon the representations of the Purchasers in the Securities Purchase Agreement, the Private Placement will be exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated under the Securities Act.

Item 8.01 Other Events.

On December 22, 2023, the Company issued a press release announcing the Private Placement. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

A copy of the Company’s investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Additional Information

The Company intends to file a proxy statement with the Securities and Exchange Commission (“SEC”) that will be sent to the shareholders of the Company seeking their approval of the transactions described herein. Security holders are urged to read the proxy statement when it becomes available (and any other relevant documents filed with the SEC in connection with the transactions described herein) because such documents will contain important information regarding the Company, the transactions, certain investors in the transactions, and related matters.

Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from G. William Beale, Blue Ridge Bankshares, Inc., 1807 Seminole Trail, Charlottesville, Virginia 22901, or by telephone at (540) 743-6521. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s proxy statement in connection with its 2023 annual meeting of shareholders, as previously filed with the SEC on April 28, 2023.

Certain investments discussed above involve the sale of securities in private transactions that will not be registered under the Securities Act and will be subject to the resale restrictions under that Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company’s plans for raising capital, the expected closing of the Private Placement, whether the conditions for the closing of the Private Placement will be satisfied, anticipated proceeds from the Private Placement, the expected use of proceeds from the Private Placement, the filing of a registration statement to register the resale of the Shares and the Warrant Shares, and the Company’s business strategies, plans and prospects. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phrases of similar meaning. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. The forward-looking statements are based on management’s current expectations, estimates and projections and are not guarantees of future performance.

The Company cautions that the forward-looking statements are based largely on its expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. The forward-looking statements contained in this Current Report on Form 8-K are subject to risks and uncertainties, including those described in the Company’s Annual Report on Form 10-K for the period ended December 31, 2022, the Company’s most recent Quarterly Report on Form 10-Q and from time to time other filings with the Commission, which are available on the Commission’s website (http://www.sec.gov). Stockholders of the Company are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as of the date such statements are made. The Company does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this filing or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated December 21, 2023, by and among the Company and the other parties thereto

99.1	Press release dated December 22, 2023.

99.2	Blue Ridge Bankshares, Inc. Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.

Date: December 22, 2023	By:	/s/ Judy C. Gavant
Judy C. Gavant Executive Vice President and Chief Financial Officer